EXHIBIT 99.1
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CONTACT:  TIM GALLAGHER                                 FOR IMMEDIATE  RELEASE
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                           CARNIVAL CORPORATION CLOSES
                      CONVERTIBLE SENIOR DEBENTURE OFFERING

MIAMI (04/30/03) - Carnival Corporation (NYSE:CCL) today announced the completion of the previously announced private placement of its convertible senior debentures due 2033, which resulted in gross proceeds to the company of $500 million.

In connection with the offering, the initial purchaser has not yet exercised its over-allotment option to purchase additional convertible senior debentures due 2033, which would, if exercised in full, result in additional gross proceeds to the company of $75 million.

The debentures and the Carnival plc (LSE: CCL, NYSE: CUK) (formerly P&O Princess Cruises plc) guarantee provided therewith were issued in an offering exempt from registration under the Securities Act of 1933. Net proceeds from the offering will be used for general corporate purposes, including financing Carnival Corporation's shipbuilding program and other capital commitments.

None of the convertible senior debentures, the Carnival plc guarantee or the shares of common stock issuable upon conversion of the debentures have been registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This communication is directed only at persons outside the United Kingdom and may not be acted upon by persons in the United Kingdom.

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NOTE: Cautionary note concerning factors that may affect future results

Certain statements in this announcement are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Carnival Corporation & plc have tried, wherever possible, to identify such statements by using words such as "will," "may," "anticipate," "estimates," "assume," "believe," "expect," "forecast," "future," "intend," "plans" and words and terms of similar substance in connection with any discussion of future operating or financial performance. Because forward-looking statements, including those which may impact the forecasting of Carnival Corporation's & plc's net revenue yields, booking levels, pricing, occupancy, operating, financing and tax costs, estimates of ship depreciable lives and residual values, or business prospects, involve risks and uncertainties, there are many factors that could cause Carnival Corporation's & plc's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements.

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Such factors include, among others, the following: general economic and business conditions, which may impact levels of disposable income of consumers and the net revenue yields for Carnival Corporation's & plc's cruise brands; conditions in the cruise and land-based vacation industries, including vacation industry competition and increases in capacity offered by cruise ship and land-based vacation alternatives; effects on consumer demand of the international political and economic climate, and armed conflict, terrorist attacks, adverse publicity and the availability of air service; continued availability of attractive port destinations; changes in environmental, health, safety, security and other regulatory regimes under which Carnival operates; Carnival Corporation's & plc's ability to obtain financing on terms that are favorable or consistent with their expectations; Carnival Corporation's & plc's financial and contractual counterparties' ability to perform; Carnival Corporation's & plc's ability to implement their shipbuilding programs and brand strategies and to continue to expand their businesses worldwide; Carnival Corporation's & plc's ability to attract and retain shipboard crew and maintain good relations with employee unions; the impact of changes in operating and financing costs, including changes in foreign currency and interest rates and increases in food, fuel, insurance and security costs; weather patterns and natural disasters; accidents and other incidents at sea affecting the health, safety, security and vacation satisfaction of passengers; Carnival Corporation's & plc's ability to successfully implement cost improvement plans and to integrate business acquisitions; the continuing financial viability of Carnival Corporation's & plc's travel agent distribution system; and the ability of a small group of shareholders effectively to control the outcome of shareholder voting. Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable laws, Carnival Corporation & plc expressly disclaim any obligation to disseminate any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based. For investor relations, please contact Beth Roberts, Tel:
1-305-599-2600, ext. 19066, and for media inquiries, please contact Tim Gallagher, Tel: 1-305-599- 2600, ext. 16000, Carnival Corporation, Carnival Place, 3655 N.W. 87 Avenue, Miami, Florida 33178-2428.